                                                                   Exhibit 10.10

                                                    FORM OF INDENTURE SUPPLEMENT



                           SERIES 200_-___ SUPPLEMENT

                          Dated as of ________ __, 200_

                                       to

                                MASTER INDENTURE

                         Dated as of December 28, 2000

                       Series 200_-___ Asset Backed Notes

        $__________________ Class A Variable Funding Floating Rate Notes

                  Class B Variable Funding Floating Rate Notes

--------------------------------------------------------------------------------

              COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST II

                                 SERIES 200_-___

--------------------------------------------------------------------------------

                                      among

              COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST II,

                                     Issuer

                             COMPUCREDIT CORPORATION

                                    Servicer

                                       and

                              THE BANK OF NEW YORK

                                Indenture Trustee

                  on behalf of the Series 200_-___ Noteholders


                                TABLE OF CONTENTS

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                                    ARTICLE I

                      Creation of the Series 200_-___ Notes

Section 1.01.   Designation................................................   1

                                   ARTICLE II

                                   Definitions

Section 2.01.   Definitions................................................   2

                                   ARTICLE III

                          Servicing Fee and Interchange

Section 3.01.   Servicing Compensation; Interchange........................  13

                                   ARTICLE IV

                      Rights of Series 200_-___ Noteholders
                  and Allocation and Application of Collections

Section 4.01.   Collections and Allocations................................  13

Section 4.02.   Determination of Monthly Interest..........................  18

Section 4.03.   Suspension of the Revolving Period; Limited Redemption
                Period and Optional Redemption.............................  18

Section 4.04.   Class A Required Amount....................................  19

Section 4.05.   Application of Available Funds and Available Principal
                Collections................................................  19

Section 4.06.   Defaulted Amounts; Reduction Amounts.......................  21

Section 4.07.   Reallocated Principal Collections..........................  22

Section 4.08.   Excess Finance Charge Collections..........................  22

Section 4.09.   Reallocated Series Finance Charge Collections..............  22

Section 4.10.   Shared Principal Collections...............................  24

Section 4.11.   Spread Account.............................................  24

Section 4.12.   Principal Amount Increases.................................  26

                                    ARTICLE V

            Distributions and Reports to Series 200_-___ Noteholders

Section 5.01.   Distributions..............................................  27

Section 5.02.   Reports and Statements to Series 200_-___ Noteholders......  28


                                TABLE OF CONTENTS
                                   (CONTINUED)


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

                                   ARTICLE VI

                             Early Redemption Events

Section 6.01.   Early Redemption Events....................................  28

                              ARTICLE VII

                Optional Redemption; Series Termination

Section 7.01.   Optional Redemption........................................  31

Section 7.02.   Stated Maturity Date.......................................  31

                                  ARTICLE VIII

            Redemption of Series 200_-___ Notes; Final Distributions

Section 8.01.   Sale of Receivables or Redemption of the Notes pursuant to
                Section 2.06 or 8.01 of the Transfer and Servicing
                Agreement and Sections 5.05 and 5.17 of the Indenture and
                Section 7.01 of this Supplement............................  31

                                   ARTICLE IX

                            Miscellaneous Provisions

Section 9.01.   Ratification of Agreement..................................  32

Section 9.02.   Counterparts...............................................  32

Section 9.03.   Governing Law..............................................  32

Section 9.04.   Tax Matters................................................  32

Section 9.05.   Additional Provisions Regarding Agreement..................  36

Section 9.06.   Additional Provisions Regarding the Servicer...............  36

Section 9.07.   Notices....................................................  37

Section 9.08.   Transfer of Class B Notes..................................  37

Section 9.09.   Certain Matters Relating to the Initial Distribution Date..  37

Section 9.10.   Limitation of Liability....................................  37


EXHIBITS

Exhibit A   Form of Class A Note

Exhibit B   Form of Class B Note

Exhibit C   Form of Monthly Servicer's Statement

Exhibit D   Form of Class B Increase Notice

Exhibit E   Form of Investment Letter

       SERIES 200_-___ INDENTURE SUPPLEMENT, dated as of ________ __, 200_ (this "SUPPLEMENT"), between COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST II, a business trust organized and existing under the laws of the State of Nevada (the "ISSUER"), COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer, and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as Indenture Trustee (together with its successors in the trusts thereunder as provided in the Indenture, the "INDENTURE TRUSTEE") under the Master Indenture dated as of December 28, 2000 (the "INDENTURE") between the Issuer, the Servicer and the Indenture Trustee.

       Section 2.11 of the Indenture provides that the Issuer may, from time to time, pursuant to one or more Indenture Supplements direct the Indenture Trustee, on behalf of the Issuer, to issue one or more new Series of Notes and to set forth the Principal Terms of such Series.

       Pursuant to this Supplement, the Issuer and the Indenture Trustee shall create a new Series of Notes and specify the Principal Terms thereof.

                                    ARTICLE I

                      CREATION OF THE SERIES 200_-___ NOTES

       Section 1.01. DESIGNATION.

       (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Supplement to be known as "CompuCredit Credit Card Master Note Business Trust II, Series 200_-___ Notes" or the "Series 200_-___ Notes." The Series 200_-___ Notes shall be issued in two Classes, the first of which shall be known as the "Class A Series 200_-___ Floating Rate Variable Funding Notes" and the second of which shall be known as the "Class B Series 200_-___ Floating Rate Variable Funding Notes." The Series 200_-___ Notes shall be due and payable on the Stated Maturity Date.

       (b) Series 200_-___ shall be included in Group __ and shall be a Principal Sharing Series. Series 200_-___ shall be an Excess Allocation Series. Series 200_-___ shall not be subordinated to any other Series. Notwithstanding any provision in the Indenture or in this Supplement to the contrary, the first Distribution Date with respect to Series 200_-___ shall be _______ __, 200_.

       (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall be controlling.

                                   ARTICLE II

                                   DEFINITIONS

       Section 2.01. DEFINITIONS.

       (a) All capitalized terms not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement (including by way of reference to other documents). Each capitalized term defined herein shall relate only to the Series 200_-___ Notes and no other Series of Notes issued by the Issuer. Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

       "ADMINISTRATIVE AGENT" shall mean ____________________, or any successor designated as the Agent in the Note Purchase Agreement.

       "ALLOCATION AMOUNT" shall mean, as of any date of determination, an amount equal to (a) the Initial Note Principal Balance, PLUS (b) the total amount of Class A Note Principal Balance Increases and Class B Note Principal Balance Increases on or prior to such date, MINUS (c) the total amount of principal payments made on the Series 200_-___ Notes prior to such date, MINUS
(d) the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount on all prior Distribution Dates OVER such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.05(a)(vi) prior to such date.

       "AVAILABLE FUNDS" shall mean, for any Distribution Date, an amount equal to the sum of (a) the Reallocated Series Finance Charge Collections, (b) the Excess Finance Charge Collections and (c) the amount of funds, if any, to be withdrawn from the Spread Account which, pursuant to subsection 4.11(c), are required to be included in Available Funds with respect to such Distribution Date.

       "AVAILABLE PRINCIPAL COLLECTIONS" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Fixed/Floating Allocation Percentage of Series 200_-___ Allocable Principal Collections received during the related Monthly Period MINUS (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.07 are required to fund the Class A Required Amount for the related Distribution Date, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 200_-___ in accordance with Section
4.02 of the Transfer and Servicing Agreement and Section 4.10 hereof and (c) any other amounts which pursuant to Section 4.05 hereof are to be treated as Available Principal Collections with respect to such Distribution Date.

       "AVAILABLE SPREAD ACCOUNT AMOUNT" shall mean, with respect to any Distribution Date, the lesser of (a) the principal amount on deposit in the Spread Account on such date (before giving effect to any deposit to be made to the Spread Account on such date) and
(b) the Required Spread Account Amount.

       "AVERAGE ALLOCATION AMOUNT" shall mean, for any period, the sum of the Allocation Amounts for each day in such period divided by the number of days in such period.

       "AVERAGE NOTE PRINCIPAL BALANCE" shall mean, for any period, the sum of the Note Principal Balances for each day in such period divided by the number of days in such period.

       "AVERAGE PRINCIPAL RECEIVABLES" shall mean, for any period, the sum of the Principal Receivables for each day in such period divided by the number of days in such period.

       "BASE RATE" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee, if any, with respect to the related Distribution Date and the denominator of which is the Average Note Principal Balance as of the last day of the preceding Monthly Period.

       "CLASS A INITIAL NOTE PRINCIPAL BALANCE" shall mean $________.

       "CLASS A MONTHLY INTEREST" shall have the meaning specified in subsection 4.02(a).

       "CLASS A NOTE PRINCIPAL BALANCE" shall mean, on any date, (a) the Class A Initial Note Principal Balance, PLUS (b) the total amount of Class A Note Principal Balance Increases made on or prior to such date, MINUS (c) the total amount of principal payments made on the Class A Notes on or prior to such date.

       "CLASS A NOTE PRINCIPAL BALANCE INCREASE" shall have the meaning specified in subsection 4.12(a).

       "CLASS A NOTEHOLDER" shall mean the Person in whose name a Class A Note is registered in the Note Register.

       "CLASS A NOTES" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A.

       "CLASS A REQUIRED AMOUNT" shall have the meaning specified in Section
4.04.

       "CLASS B INITIAL NOTE PRINCIPAL BALANCE" shall mean $________.

       "CLASS B MONTHLY INTEREST" shall have the meaning specified in subsection 4.02(b).

       "CLASS B NOTE PRINCIPAL BALANCE" shall mean, on any date, (a) the Class B Initial Note Principal Balance, PLUS (b) the total amount of Class B Note Principal Balance Increases made on or prior to such date, MINUS (c) the total amount of principal payments made on the Class B Notes on or prior to such date.

       "CLASS B NOTE PRINCIPAL BALANCE INCREASE" shall have the meaning specified in subsection 4.12(b).

       "CLASS B NOTE RATE" shall mean, for any Interest Period with respect to the Class B Notes, a per annum rate of 0%, PROVIDED, HOWEVER, that upon notice to the Indenture Trustee and the Servicer, the Class B Note Rate shall equal such other rate as shall be agreed upon by the Issuer and the Class B Noteholder, from time to time.

       "CLASS B NOTEHOLDER" shall mean the Person in whose name a Class B Note is registered in the Note Register.

       "CLASS B NOTES" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B.

       "CLOSING DATE" shall mean ________ __, 200_.

       "COLUMBUS BANK" shall mean Columbus Bank and Trust Company, a state bank chartered under the laws of the State of Georgia, and its successors and permitted assigns under the Affinity Card Agreement.

       "COMMITMENT TERMINATION DATE" shall have the meaning provided in the Note Purchase Agreement.

       "CONTROLLED REDEMPTION PERIOD" shall mean, unless an Early Redemption Event with respect to Series 200_-___ shall have occurred prior thereto, the period commencing on the Termination Date (as defined in the Note Purchase Agreement, excluding clause (v) thereof) and ending upon the first to occur of
(x) the commencement of the Early Redemption Period, (y) the payment in full to Class A Noteholders and the Class B Noteholders of the Class A Note Principal Balance and the Class B Note Principal Balance, respectively, and (z) the Stated Maturity Date.

       "DELINQUENCY RATIO" shall mean, for any Monthly Period, the ratio (expressed as a percentage) of (i) the balance of all Receivables as to which, as of the last day of such Monthly Period, any payment remains unpaid for more than 30 days from the due date with respect thereto, but excludes Ineligible Receivables, to (ii) the balance of all Receivables (excluding Ineligible Receivables) as of the last day of such Monthly Period.

       "DISTRIBUTION DATE" shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day commencing with ________ __, 200_.

       "EARLY REDEMPTION EVENT" shall mean any Early Redemption Event specified in Section 5.01 of the Indenture and any Early Redemption Event specified in
Section 6.01 hereof.

       "EARLY REDEMPTION PERIOD" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Redemption Event with respect to Series 200_-___ is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Note Principal Balance or (ii) the Stated Maturity Date.

       "EXCESS FINANCE CHARGE COLLECTIONS" shall have the meaning specified in
Section 4.05 of the Transfer and Servicing Agreement, as further described in
Section 4.08 hereof.

       "EXPECTED PRINCIPAL PAYMENT DATE" shall mean the twelfth Distribution Date occurring in the Controlled Redemption Period.

       "FACILITY LIMIT" shall have the meaning specified in the Note Purchase Agreement.

       "FINANCE CHARGE SHORTFALL" shall have the meaning specified in Section 4.08.

       "FIXED/FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Allocation Amount for Series 200_-___ as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Initial Note Principal Balance) and (b) during the Redemption Period or any Limited Redemption Period, the Series Adjusted Allocation Amount for Series 200_-___ as of the close of business on the date on which the Revolving Period shall have terminated or been suspended, as the case may be, and the denominator of which is the product of (x) the greater of (A) the sum of (i) the total amount of Principal Receivables as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables as of the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Principal Receivables for all Series of Notes Outstanding, and (y) the Series 200_-___ Allocation Percentage as of the last day of the immediately preceding Monthly Period; PROVIDED, HOWEVER, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Fixed/Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and including such Reset Date to but excluding the next such Reset Date, if any, or if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable; PROVIDED FURTHER, that the numerator in clause (b) above shall continue to be the Series Adjusted Allocation Amount for Series 200_-___ as of the close of business on the date on which the Revolving Period shall have been terminated or suspended unless the Series 200_-___ Notes are paid in full on such date.

       "FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount as of the last day of the preceding

Monthly Period (or in the case of the first Monthly Period, the Initial Note Principal Balance) and the denominator of which is the product of (x) the Series 200_-___ Allocation Percentage with respect to such Monthly Period and (y) the greater of (A) the sum of (i) the total amount of Principal Receivables as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables on the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Finance Charge Receivables for all Series of Notes Outstanding; PROVIDED, HOWEVER, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date, for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

       "GROUP __" shall mean Series 200_-___ and each other Series specified in the related Supplement to be included in Group __.

       "GROUP __ SERIES ADDITIONAL AMOUNTS" shall mean, with respect to any Monthly Period, the sum of (a) Series 200_-___ Additional Amounts for such Distribution Date and (b) for all other Series included in Group __, the sum of
(i) the aggregate net amount by which the allocation amounts of such Series have been reduced as a result of Reduction Amounts, subordination of principal collections and, if applicable, funding the series default amounts in respect of any Class of Notes or Series Enhancement of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable note interest rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

       "GROUP __ SERIES DEFAULT AMOUNT" shall mean, with respect to any Distribution Date, the sum of (a) the Series Default Amount for such Distribution Date and (b) the aggregate amount of the series default amounts for all other Series included in Group __ for such Distribution Date.

       "GROUP __ SERIES FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Distribution Date, the sum of (a) Series Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the series finance charge collections for all other Series included in Group __ for such Distribution Date.

       "GROUP __ SERIES MONTHLY FEES" shall mean with respect to any Distribution Date, the sum of (a) Series 200_-___ Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, series fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated series finance charge collections pursuant to the related Supplements, for all other Series included in Group __ for such Distribution Date.

       "GROUP __ SERIES MONTHLY INTEREST" shall mean, with respect to any Distribution Date, the sum of (a) Series 200_-___ Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if such amounts are payable out of reallocated series finance charge collections pursuant to the related Supplements, for all other Series included in Group __ for such Distribution Date.

       "GROUP __ SERIES SERVICER ADVANCES" shall mean, with respect to any Distribution Date, the sum of (a) amounts owed to the Servicer in respect of Servicer Advances pursuant to Section 4.05(a)(i) hereof for such Distribution Date and (b) the aggregate amount of servicer advances, including unreimbursed servicer advances from prior Interest Periods, for all other Series included in Group __ for such Distribution Date.

       "INITIAL NOTE PRINCIPAL BALANCE" shall mean the sum of the Class A Initial Note Principal Balance and the Class B Initial Note Principal Balance.

       "INTEREST DISTRIBUTION DATE" shall have the meaning assigned to such term in Section 4.02(c).

       "INTEREST PERIOD" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

       "INVESTMENT LETTER" shall have the meaning specified in Section 9.04(c).

       "LIMITED REDEMPTION AMOUNT" shall mean for any Distribution Date relating to a Limited Redemption Period, the excess, if any, of (i) the amount specified in the notice delivered by the Issuer in accordance with Section 4.03(a) over
(ii) the aggregate amount of principal paid on the Class A Notes on all prior Distribution Dates, if any, in such Limited Redemption Period.

       "LIMITED REDEMPTION PERIOD" shall mean, unless the Controlled Redemption Period or the Early Redemption Period shall have commenced prior thereto, a period beginning on the first day of the Monthly Period specified in the notice delivered by the Issuer in accordance with Section 4.03(a), and ending upon the first to occur of (i) the commencement of the Controlled Redemption Period or the Early Redemption Period and (ii) the last day of the Monthly Period related to the Distribution Date on which the aggregate amount distributed pursuant to
Section 4.05(c)(ii) equals the Limited Redemption Amount for such Distribution Date.

       "MONTHLY INTEREST" shall mean, with respect to any Distribution Date, the Class A Monthly Interest and the Class B Monthly Interest for such Distribution Date.

       "MONTHLY SERVICING FEE" shall have the meaning specified in Section 3.01(a).

       "NET PORTFOLIO YIELD" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (A) the numerator of which is equal to (a) Series

Finance Charge Collections with respect to such Monthly Period, PLUS (b) without duplication of amounts referred to in clause (a) above, the amount of Interchange to be included as Series 200_-___ Allocable Finance Charge Collections for such Monthly Period pursuant to subsection 3.01(b), MINUS (c) the Series Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Average Note Principal Balance with respect to such Monthly Period.

       "NET YIELD" shall mean, with respect to any Monthly Period, (a) the Net Portfolio Yield with respect to such Monthly Period MINUS (b) the Base Rate with respect to such Monthly Period.

       "NOTE ASSIGNMENT" shall have the meaning specified in Section 9.04(e).

       "NOTE PRINCIPAL BALANCE" shall mean, for any date of determination, the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

       "NOTE PRINCIPAL BALANCE INCREASE" shall mean a Class A Note Principal Balance Increase or a Class B Note Principal Balance Increase.

       "NOTE PURCHASE AGREEMENT" shall mean the Note Purchase Agreement dated as of ________ __, 200_ by and among CFC, CompuCredit, the Issuer, the Administrative Agent and ______________________________, and all amendments thereto.

       "OPTIONAL REDEMPTION AMOUNT" shall have the meaning specified in subsection 4.03(b).

       "OPTIONAL REDEMPTION DATE" shall have the meaning specified in subsection 4.03(b).

       "OPTIONAL REDEMPTION NOTICE" shall have the meaning specified in subsection 4.03(b).

       "PARTICIPANT" shall have the meaning specified in Section 9.04(f).

       "PRIVATE HOLDER" shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Issuer, including any financial instrument or contract the value of which is determined in whole or in part by reference to the Issuer (including the assets of the Issuer, income of the Issuer or distributions made by the Issuer), but excluding any interest in the Issuer represented by any Series or Class of Notes or any other interest as to which the Transferor has provided to the Indenture Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Issuer or the Receivables for federal income tax purposes, in each case, PROVIDED such interest is not convertible or exchangeable into an interest in the Issuer or the Issuer's income or equivalent value. Notwithstanding the immediately preceding sentence, (i) "Private Holder" shall also include any other Person that the Transferor determines is, may be or may become a "partner" within the meaning of Section 1.7704-1(h)(1)(ii) (including by reason of Section 1.7704-1(h)(3)) of the United States Treasury Regulations. "Private Holders" shall include the Holders of the Trust Certificate, the Transferor Certificates or any interest in either, the Servicer and the Series 200_-___ Noteholders. Any Person holding more than one interest in the Issuer each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Transferor (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Issuer to become a publicly traded partnership treated as a corporation).

       "RATING AGENCY CONDITION" shall mean, if no Series or Class of Notes has been rated, the consent of the Administrative Agent.

       "REALLOCATED SERIES FINANCE CHARGE COLLECTIONS" shall mean that portion of Group __ Series Finance Charge Collections allocated to Series 200_-___ pursuant to Section 4.09.

       "REALLOCATED PRINCIPAL COLLECTIONS" shall mean, with respect to any Distribution Date, an amount equal to the lesser of (I) the product of (a) the Series 200_-___ Allocable Principal Collections deposited in the Collection Account for the related Monthly Period and, (b) the Fixed/Floating Allocation Percentage for the related Monthly Period, and (II) the greater of (x) the Class B Note Principal Balance minus the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount on all prior Distribution Dates OVER such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to Section 4.05(a)(vi) prior to such date and (y) 0.

       "RECORDS" shall mean all Credit Card Agreements and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

       "REDEMPTION AMOUNT" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Note Principal Balance on such Distribution Date PLUS (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 200_-___ Noteholders on a prior Distribution Date.

       "REDEMPTION PERIOD" shall mean, with respect to Series 200_-___, the Controlled Redemption Period or the Early Redemption Period (or both), as the context requires and, for purposes of Shared Principal Collections, the Limited Redemption Period and an Optional Redemption Date, if so designated by the Issuer.

       "REDUCTION AMOUNTS" shall have the meaning specified in Section 4.06.

       "REQUIRED SPREAD ACCOUNT AMOUNT" shall mean, on any date of determination, the product of (i) the Class A Note Principal Balance as of such date of determination and (ii) the Spread Account Cap Percentage as of such date of determination.

       "REQUIRED SUBORDINATE AMOUNT" shall mean, on any date of determination, the Class A Note Principal Balance as of the end of the day immediately preceding such determination date, multiplied by the Required Subordination Percentage.

       "REQUIRED SUBORDINATION PERCENTAGE" shall mean, for any date of determination, ____%.

       "RESET DATE" shall mean each of (a) an Addition Date, (b) a date on which a Note Principal Balance Increase occurs, (c) an Optional Redemption Date, (d) the date of any increase or decrease (other than regularly scheduled redemptions or early redemptions but including any optional redemption in the principal balance of the Notes of any Series) in the note principal balance or allocation amount for another variable funding series, and (e) any date on which a new Series is issued.

       "REVOLVING PERIOD" shall mean the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Redemption Period commences and (b) the close of business on the day immediately preceding the day the Early Redemption Period commences; PROVIDED, HOWEVER, that the Revolving Period shall be temporarily suspended for the duration of any Limited Redemption Period.

       "SERIES 200_-___" shall mean the Series of Notes the terms of which are specified in this Supplement.

       "SERIES 200_-___ ADDITIONAL AMOUNTS" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to subsection 4.05(a)(vi) for such Distribution Date.

       "SERIES 200_-___ ALLOCABLE DEFAULTED AMOUNT" shall mean the Series Allocable Defaulted Amount with respect to Series 200_-___.

       "SERIES 200_-___ ALLOCABLE FINANCE CHARGE COLLECTIONS" shall mean the Series Allocable Finance Charge Collections with respect to Series 200_-___.

       "SERIES 200_-___ ALLOCABLE PRINCIPAL COLLECTIONS" shall mean the Series Allocable Principal Collections with respect to Series 200_-___.

       "SERIES 200_-___ ALLOCATION PERCENTAGE" shall mean the Series Allocation Percentage with respect to Series 200_-___ which shall be an amount equal to, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Series Adjusted Allocation Amount for Series 200_-___ as of the last day of the immediately preceding Monthly Period PLUS the Series Required Transferor Amount as of such last day and the denominator of which is the Trust Adjusted Allocation Amount PLUS the Required Transferor Amount as of such last day; PROVIDED, HOWEVER, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Series 200_-___ Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

       "SERIES 200_-___ MONTHLY FEES" shall mean, with respect to any Distribution Date, the amount determined pursuant to subsection 4.05(a)(iv).

       "SERIES 200_-___ MONTHLY INTEREST" shall mean the amounts determined pursuant to subsections 4.02(a) and (b).

       "SERIES 200_-___ NOTE" shall mean a Class A Note or a Class B Note.

       "SERIES 200_-___ NOTEHOLDER" shall mean a Class A Noteholder or a Class B Noteholder.

       "SERIES 200_-___ PRINCIPAL SHORTFALL" shall have the meaning specified in
Section 4.10.

       "SERIES ALLOCATION AMOUNT" shall mean, for Series 200_-___ and with respect to any date of determination, the Initial Note Principal Balance plus the aggregate principal amount of Note Principal Balance Increases and MINUS any payments of principal to the Series 200_-___ Noteholders during the Limited Redemption Period or on an Optional Redemption Date.

       "SERIES DEFAULT AMOUNT" shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Series 200_-___ Allocable Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

       "SERIES FINANCE CHARGE COLLECTIONS" shall mean with respect to any Distribution Date, an amount equal to the product of (a) (i) during the Revolving Period, the Controlled Redemption Period or the Limited Redemption Period, the Floating Allocation Percentage for the related Monthly Period and
(ii) during the Early Redemption Period, the Fixed/Floating Allocation Percentage for the related Monthly Period and (b) the Series 200_-___ Allocable Finance Charge Collections deposited in the Collection Account for the related Monthly Period.

       "SERIES REQUIRED TRANSFEROR AMOUNT" shall mean an amount equal to 0% of the Allocation Amount.

       "SERVICER ADVANCE" shall have the meaning specified in Section 4.02(c).

       "SERVICING BASE AMOUNT" shall have the meaning specified in Section 3.01(a).

       "SERVICING FEE RATE" shall mean the greater of (a) 2.0% per annum and (b) the percentage cost per annum of servicing the Accounts or Receivables pursuant to the applicable fee schedule governing the then-effective servicing or sub-servicing arrangement as estimated by independent public accountants on behalf of the Indenture Trustee, the Class A Noteholders and the Noteholders of each other Series of Notes then outstanding; PROVIDED, HOWEVER, that during the period that Columbus Bank owns the Accounts pursuant to the Affinity Card Agreement, the Servicing Fee Rate shall be 0.10% per annum.

       "SPECIAL PAYMENT DATE" shall mean each Distribution Date with respect to the Early Redemption Period.

       "SPREAD ACCOUNT" shall have the meaning specified in subsection 4.11(a).

       "SPREAD ACCOUNT CAP PERCENTAGE" shall mean, as of any date of determination, if the most recent two-month average (calculated as of the Determination Date immediately preceding such date) of the Net Yield for such date is greater than or equal to the percentage set forth in the left-hand column of the table below, and less than the percentage set forth in the middle column of the table below, an amount equal to the percentage set forth next to such percentages in the right-hand column of the table below:


                     AVERAGE NET YIELD
                                                  Spread
              Greater Than          Less          Account
               or Equal to          Than          Cap %
               -----------          ----          -----








       "SPREAD ACCOUNT DRAW AMOUNT" shall have the meaning specified in subsection 4.11(c).

       "SPREAD ACCOUNT SURPLUS" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Spread Account exceeds the Required Spread Account Amount.

       "STATED MATURITY DATE" shall mean the August, 2008 Distribution Date.

       "TERMINATION DATE" shall mean the earliest to occur of (a) the commencement of the Early Redemption Period, (b) the second Business Day prior to the Commitment Termination Date and (c) the date of termination as specified in the Note Purchase Agreement.

       "TRANSFEROR PERCENTAGE" shall mean 100% MINUS (a) the Floating Allocation Percentage, when used at any time with respect to Defaulted Receivables, (b) the Floating Allocation Percentage, when used during the Revolving Period, the Controlled Redemption Period or the Limited Redemption Period with respect to Collections of Finance Charge Receivables, (c) the Fixed/Floating Allocation Percentage, when used during the Early Redemption Period with respect to Collections of Finance Charge Receivables or (d) the Fixed/Floating Allocation Percentage, when used at any time with respect to Collections of Principal Receivables.

       (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

                                   ARTICLE III

                          SERVICING FEE AND INTERCHANGE

       Section 3.01. SERVICING COMPENSATION; INTERCHANGE.

       (a) SERVICING FEE. The share of the Servicing Fee allocable to the Series 200_-___ Noteholders with respect to any Distribution Date (the "MONTHLY SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Average Allocation Amount for the Monthly Period preceding such Distribution Date, MINUS (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Series 200_-___ Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "SERVICING BASE AMOUNT"). The remainder of the Servicing Fee shall be paid by the Issuer and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the related Supplements) and in no event shall the Indenture Trustee or the Series 200_-___ Noteholders be liable for the share of the Servicing Fee to be paid by the Issuer or the Noteholders of any other Series.

       (b) INTERCHANGE. On or before each Determination Date, the Servicer shall notify the Indenture Trustee and the Transferor of the amount of Interchange to be included as Series 200_-___ Allocable Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this subsection 3.01(b). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Servicer and (ii) the Series 200_-___ Allocation Percentage. On each Transfer Date, pursuant to the Transfer and Servicing Agreement, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in same day funds, the amount of Interchange to be so included as Series 200_-___ Allocable Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of Series 200_-___ Allocable Finance Charge Collections for all purposes of this Supplement and the Indenture.

                                   ARTICLE IV

                    Rights of Series 200_-___ Noteholders and
                    ALLOCATION AND APPLICATION OF COLLECTIONS

       Section 4.01. COLLECTIONS AND ALLOCATIONS.

       (a) ALLOCATIONS. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 200_-___ pursuant to Section 4.01 of the Transfer and Servicing Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group __) shall be allocated and distributed or reallocated as set forth in this Article.

       (b) PAYMENTS TO THE ISSUER. The Servicer shall, on any Business Day requested by the Issuer, withdraw from the Collection Account and pay to the Issuer for application as provided in the Trust Agreement the following amounts:

       (i) an amount equal to the Transferor Percentage for the related Monthly Period of Series 200_-___ Allocable Finance Charge Collections deposited in the Collection Account; PROVIDED, HOWEVER, that if on such date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such date pursuant to subsection 4.05(a)(viii)), then such amount shall be deposited on such date into the Spread Account to the extent of such deficiency; and

       (ii) an amount equal to the Transferor Percentage for the related Monthly Period of Series 200_-___ Allocable Principal Collections deposited in the Collection Account, if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Issuer on such date) exceeds zero; PROVIDED, HOWEVER, that if on such date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such date pursuant to subsections 4.01(b)(i), 4.01(c)(ii)(w) or (x) and 4.05(a)(viii)), then such amount shall be deposited on such date into the Spread Account to the extent of such deficiency.

       The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment for the reassignment of the Receivables and Participation Interests pursuant to Section 2.06 of the Transfer and Servicing Agreement, payment of the purchase price for the Series 200_-___ Notes pursuant to Section 8.01 of the Transfer and Servicing Agreement, payment of the redemption price for the Series 200_-___ Notes pursuant to Section 7.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 5.05 of the Indenture.

       (c) ALLOCATIONS TO THE SERIES 200_-___ NOTEHOLDERS. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 200_-___ Noteholders the following amounts as set forth below:

       (i) ALLOCATIONS OF FINANCE CHARGE COLLECTIONS. The Servicer shall allocate to the Series 200_-___ Noteholders the following amounts as set forth below:

       (x) ALLOCATIONS DURING THE REVOLVING PERIOD, THE CONTROLLED REDEMPTION PERIOD AND THE LIMITED REDEMPTION PERIOD. During the Revolving Period, the Controlled Redemption Period and the Limited Redemption Period, the Servicer shall allocate to the Series 200_-___ Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage and (B) the Series 200_-___ Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date; PROVIDED, HOWEVER, that after the date on which an amount of such Collections of Finance Charge Receivables equal to the amount specified in subsection 4.05(a)(i) has been deposited into the Collection Account and allocated to the Series 200_-___ Noteholders, such amount specified in subsection 4.05(a)(i) shall be paid to the Servicer; PROVIDED FURTHER, HOWEVER, that after the date on which an amount of such Collections of Finance Charge Receivables equal to the sum of the amounts specified in subsections 4.05(a)(i) through (viii) have been deposited into the Collection Account (or paid to the Servicer pursuant to the immediately preceding proviso) and allocated to the Series 200_-___ Noteholders (and, with respect to the amount specified in subsection 4.05(a)(viii), deposited into the Spread Account), such amount shall be paid to the Issuer for application pursuant to the Trust Agreement.

       (y) ALLOCATIONS DURING THE EARLY REDEMPTION PERIOD. During the Early Redemption Period, the Servicer shall allocate to the Series 200_-___ Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Fixed/Floating Allocation Percentage and (B) the Series 200_-___ Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date; PROVIDED, HOWEVER, that after the date on which an amount of such Collections of Finance Charge Receivables equal to the amount specified in subsection 4.05(a)(i) has been deposited into the Collection Account and allocated to the Series 200_-___ Noteholders, such amount specified in subsection 4.05(a)(i) shall be paid to the Servicer; PROVIDED FURTHER, HOWEVER, that after the date on which an amount of such Collections of Finance Charge Receivables equal to the sum of the amounts specified in subsections 4.05(a)(i) through (viii) have been deposited into the Collection Account (or paid to the Servicer pursuant to the immediately preceding proviso) and allocated to the Series 200_-___ Noteholders (and, with respect to the amount specified in subsection 4.05(a)(viii), deposited into the Spread Account), such amount shall be paid to the Issuer for application pursuant to the Trust Agreement.

       (ii) ALLOCATIONS OF PRINCIPAL COLLECTIONS. The Servicer shall allocate to the Series 200_-___ Noteholders the following amounts as set forth below:

       (w) ALLOCATIONS DURING THE REVOLVING PERIOD. During the Revolving Period (A) an amount equal to the product of (I) the Required Subordination Percentage and (II) the Fixed/Floating Allocation Percentage and (III) the Series 200_-___ Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 200_-___ Noteholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that any such amount may be paid to the Issuer for application pursuant to the Trust Agreement on any Business Day requested by the Issuer, but only if (i) the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and (ii) the Available Spread Account Amount is equal to or greater than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(viii)) and (B) an amount equal to the product of (I) 1 MINUS the Required Subordination Percentage and
(II) the Fixed/Floating Allocation Percentage and (III) the Series 200_-___ Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall, if such Deposit Date is after an Optional Redemption Notice has been given but prior to the related Optional Redemption Date, be allocated to the Series 200_-___ Noteholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that, with respect to clause (B) above, if the sum of such amount and all such preceding amounts since the date the Optional Redemption Notice was given exceeds the Optional Redemption Amount (less (x) any amounts which the Servicer has notified the Indenture Trustee will be available to pay the Optional Redemption Amount from the proceeds of the issuance of one or more new Series of Notes and (y) any amounts available in the Special Funding Account to pay such Optional Redemption Amount), or if no Optional Redemption Notice has been given or the needed amount has been allocated, then such excess shall be first, if on such Deposit Date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(viii)), deposited into the Spread Account, second, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third, paid to the Issuer for application pursuant to the Trust Agreement on each Distribution Date; PROVIDED, HOWEVER, that any such amount to be paid to the Issuer shall be paid to the Issuer only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

       (x) ALLOCATIONS DURING THE LIMITED REDEMPTION PERIOD. During the Limited Redemption Period, (A) an amount equal to the product of (I) the Required Subordination Percentage and (II) the Fixed/Floating Allocation Percentage and (III) the Series 200_-___ Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 200_-___ Noteholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that any such amount may be paid to the Issuer for application pursuant to the Trust Agreement on any Business Day requested by the Issuer, but only if (i) the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and (ii) the Available Spread Account Amount is equal to or greater than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(viii)) and (B) an amount equal to the product of (I) 1 MINUS the Required Subordination Percentage and (II) the Fixed/Floating Allocation Percentage and (III) the Series 200_-___ Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 200_-___ Noteholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that, with respect to clause (B) above, after the date on which an amount of such Collections equal to the Limited Redemption Amount has been deposited into the Collection Account and allocated to the Series 200_-___ Noteholders, such amount shall be first, if on such Deposit Date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(viii)), deposited into the Spread Account, second, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third paid to the Issuer for application pursuant to the Trust Agreement only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

       (y) ALLOCATIONS DURING THE CONTROLLED REDEMPTION PERIOD. During the Controlled Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 200_-___ Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 200_-___ Noteholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 200_-___ Noteholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Issuer for application pursuant to the Trust Agreement only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

       (z) ALLOCATIONS DURING THE EARLY REDEMPTION PERIOD. During the Early Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 200_-___ Allocation Percentage and
(III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 200_-___ Noteholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 200_-___ Noteholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Issuer for application pursuant to the Trust Agreement only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

       Section 4.02. DETERMINATION OF MONTHLY INTEREST.

       (a) The amount of monthly interest ("CLASS A MONTHLY INTEREST") distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount determined as provided in the Note Purchase Agreement.

       (b) The amount of monthly interest ("CLASS B MONTHLY INTEREST") distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the applicable Interest Period and the denominator of which is 360, times (B) the Class B Note Rate and (ii) the Class B Note Principal Balance with respect to the related Interest Period.

       (c) Interest accrued on each Tranche shall be payable on the day on which such Tranche matures (each such day, an "INTEREST DISTRIBUTION DATE"). The Servicer, for so long as CompuCredit is the Servicer, shall make an advance on each Interest Distribution Date in an amount equal to the interest due and payable with respect to each Tranche maturing on such Interest Distribution Date (each such advance, a "SERVICER ADVANCE"). Such Servicer Advance shall be paid to the Administrative Agent, for the benefit of the Class A Noteholders, on each such Interest Distribution Date. The Servicer shall not be required to make a Servicer Advance to the extent that the Servicer, in its sole discretion, determines that such Servicer Advance is unlikely to be recovered from amounts retained in the Collection Account pursuant to Section 4.01(c)(i) and subsequent applications of Available Funds pursuant to Section 4.05(a)(i). On each Distribution Date, the Servicer shall be entitled to reimbursement, without interest, for any Servicer Advances not previously reimbursed in accordance with
Section 4.05(a)(i).

       Section 4.03. SUSPENSION OF THE REVOLVING PERIOD; LIMITED REDEMPTION PERIOD AND OPTIONAL REDEMPTION.

       (a) The Issuer may from time to time at its sole discretion, unless an Early Redemption Event shall have occurred prior thereto, suspend the Revolving Period and cause a Limited Redemption Period to commence for one or more Monthly Periods by delivering to the Servicer, the Indenture Trustee and the Administrative Agent written notice at least two Business Days prior to the first day of the Monthly Period in which such Limited Redemption Period is scheduled to commence, which notice shall specify the Limited Redemption Amount for such Limited Redemption Period; PROVIDED, HOWEVER, that any Limited Redemption Amount shall be in an amount of $1,000,000 or any higher multiple of $100,000; PROVIDED FURTHER that the Issuer may not cause a Limited Redemption Period to commence unless, in the reasonable belief of the Issuer, such Limited Redemption Period would not result in the occurrence of an Early Redemption Event.

       (b) On any Business Day during the Revolving Period, the Issuer may cause the Servicer to provide written notice to the Indenture Trustee, the Administrative Agent and the Series 200_-___ Noteholders (an "OPTIONAL REDEMPTION NOTICE") at least two Business Days prior to any Business Day that is the last day of a funding period (as determined pursuant to section 2.5 of the Note Purchase Agreement) (the "OPTIONAL REDEMPTION DATE") stating its intention to cause a full redemption of the Series 200_-___ Notes on the Optional Redemption Date in an amount (the "OPTIONAL REDEMPTION AMOUNT") of (x) with respect to the Class A Notes, an amount equal to the Class A Note Principal Balance (plus accrued interest, if any) on such Optional Redemption Date and (y) with respect to the Class B Notes, an amount equal to the Class B Note Principal Balance on such Optional Redemption Date. The Optional Redemption Notice shall state the Optional Redemption Date and the Optional Redemption Amount. The Optional Redemption Amount shall be paid from any Available Principal Collections on deposit in the Collection Account, from funds on deposit in the Special Funding Account (but only to the extent withdrawals from the Special Funding Account will not cause the Transferor Amount to be less than the Required Transferor Amount after giving effect to such withdrawal) or from the proceeds of the issuance of one or more new Series of Notes issued substantially contemporaneously with such full redemption (or any combination of the above). The accrued interest, if any, on the Class B Notes being paid on such date shall be payable on the first Distribution Date on or after the related Optional Redemption Date. On the Optional Redemption Date the Servicer shall pay (x) the Optional Redemption Amount with respect to the Class A Notes to the Administrative Agent for the benefit of the Class A Noteholders and (y) the Optional Redemption Amount with respect to the Class B Notes to the Class B Noteholders.

       Section 4.04. CLASS A REQUIRED AMOUNT. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "CLASS A REQUIRED AMOUNT"), if any, by which (x) the amount required pursuant to subsections 4.05(a)(ii) and 4.05(a)(iv) for such Distribution Date exceeds (y) the Available Funds for such Distribution Date available to fund each such amount. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class A Required Amount on the date of computation.

       Section 4.05. APPLICATION OF AVAILABLE FUNDS AND AVAILABLE PRINCIPAL COLLECTIONS. The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

       (a) On each Distribution Date, an amount equal to the Available Funds with respect to such Distribution Date will be distributed in the following priority:

       (i) an amount equal to the Servicer Advances made with respect to the preceding Monthly Period which have not been reimbursed pursuant to Section 4.01(c)(i) and any unreimbursed Servicer Advances from prior Interest Periods shall be distributed to the Servicer, to the extent not distributed pursuant to
Section 4.01(c)(i);

       (ii) an amount equal to Class A Monthly Interest for such Distribution Date, PLUS the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date shall be distributed to the Class A Noteholders on the applicable Distribution Date;

       (iii) an amount equal to the Series Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

       (iv) an amount equal to the Monthly Servicing Fee for such Distribution Date, PLUS the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.01 of the Transfer and Servicing Agreement);

       (v) if the Transferor fails to deposit the amount the Transferor is required to deposit on such Distribution Date into the Special Funding Account pursuant to Section 3.08 of the Transfer and Servicing Agreement, an amount equal to the product of (a) the Series 200_-___ Allocation Percentage, (b) the Floating Allocation Percentage, and (c) the amount the Transferor should have deposited into the Special Funding Account on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

       (vi) an amount equal to the aggregate amount of Reduction Amounts and Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

       (vii) if an Early Redemption Event has occurred on or prior to such Distribution Date, an amount up to the Class A Note Principal Balance on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and distributed to the Class A Noteholders;

       (viii) on each Distribution Date prior to the date on which the Spread Account terminates pursuant to subsection 4.11(e), an amount up to the excess, if any, of the Required Spread Account Amount for such Distribution Date over the Available Spread Account Amount for such Distribution Date shall be deposited into the Spread Account;

       (ix) an amount equal to Class B Monthly Interest for such Distribution Date, PLUS the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be distributed to the Class B Noteholders; and

       (x) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series or to the Issuer as described in Section 4.05 of the Transfer and Servicing Agreement.

       (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

       (i) an amount equal to the excess, if any, of (1) the Class B Note Principal Balance less the amount of unreimbursed Reduction Amounts and Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount over (2) the Required Subordinate Amount shall be distributed to the Class B Noteholders; and

       (ii) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section
4.02 of the Transfer and Servicing Agreement.

       (c) On each Distribution Date with respect to the Limited Redemption Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

       (i) an amount equal to the excess, if any, of (1) the Class B Note Principal Balance less the amount of the unreimbursed Reduction Amounts and Reallocated Principal Collections over (2) the Required Subordinate Amount shall be distributed to the Class B Noteholders;

       (ii) an amount equal to the Limited Redemption Amount shall be distributed to the Class A Noteholders; and

       (iii) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section
4.02 of the Transfer and Servicing Agreement.

       (d) On each Distribution Date with respect to the Controlled Redemption Period or the Early Redemption Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

       (i) an amount, to the extent available, equal to the Class A Note Principal Balance shall be distributed to the Class A Noteholders;

       (ii) for each Distribution Date beginning on the Distribution Date on which the Class A Note Principal Balance shall have been paid in full, an amount, to the extent available, equal to the Class B Note Principal Balance shall be paid to the Class B Noteholders; and

       (iii) for each Distribution Date beginning on the Distribution Date on which the Class B Notes are paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.02 of the Transfer and Servicing Agreement.

       Section 4.06. DEFAULTED AMOUNTS; REDUCTION AMOUNTS.

       On each Determination Date, the Servicer shall calculate the Series Default Amount for the related Distribution Date. If, on any Distribution Date, the Series Default Amount for the related Monthly Period exceeds the Available Funds allocated and available for that purpose pursuant to subsection 4.05(a)(iii) for such Distribution Date, the Allocation Amount (after giving effect to any reductions for Reallocated Principal Collections that under
Section 4.07 were used to fund the Class A Required Amount on such Distribution
Date), will be reduced, subject to the succeeding sentence, by the amount of such excess, but not by more than the Series Default Amount for such Distribution Date (a "REDUCTION AMOUNT"). In the event that such reduction would cause the Allocation Amount to be a negative number, the Allocation Amount shall be reduced to zero. Reduction Amounts shall thereafter be reimbursed and the Allocation Amount increased (but not by an amount in excess of the aggregate unreimbursed Reduction Amounts) on any Distribution Date by the amount of Available Funds allocated and available for that purpose pursuant to subsection 4.05(a)(vi).

       Section 4.07. REALLOCATED PRINCIPAL COLLECTIONS. On each Distribution Date, the Servicer shall apply, or shall cause the Indenture Trustee to apply, by written instruction to the Indenture Trustee, Reallocated Principal Collections with respect to such Distribution Date, to fund any deficiency pursuant to subsections 4.05(a)(ii) and 4.05(a)(iv).

       On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections, used to fund the Class A Required Amount, for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this Section 4.07 to an amount less than the Class A Note Principal Balance. Reallocated Principal Collections, used to fund the Class A Required Amount, shall thereafter be reimbursed, and the Allocation Amount increased (but not by an amount in excess of the aggregate unreimbursed Reallocated Principal Collections used to fund the Class A Required Amount) on any Distribution Date by the amount of Available Funds allocated and available for that purpose pursuant to subsection 4.05(a)(vi).

       Section 4.08. EXCESS FINANCE CHARGE COLLECTIONS. Series 200_-___ shall be an Excess Allocation Series. Subject to Section 4.05 of the Transfer and Servicing Agreement, Excess Finance Charge Collections with respect to all the Excess Allocation Series for any Distribution Date will be allocated to Series 200_-___ in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 200_-___ for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series for such Distribution Date. The "Finance Charge Shortfall" for Series 200_-___ for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.05(a) (i) through (ix) on such Distribution Date over (b) the Reallocated Series Finance Charge Collections for such Distribution Date.

       Section 4.09. REALLOCATED SERIES FINANCE CHARGE COLLECTIONS.

       (a) That portion of Group __ Series Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Series Finance Charge Collections for such Distribution Date will be allocated to Series 200_-___ and will be distributed as set forth in this Supplement.

       (b) Reallocated Series Finance Charge Collections with respect to any Distribution Date shall equal the sum of (i) any amounts payable to the Servicer pursuant to Section 4.05(a)(i), the aggregate amount of Series 200_-___ Monthly Interest, Series Default Amount, Series 200_-___ Monthly Fees and Series 200_-___ Additional Amounts for such

Distribution Date and (ii) that portion of excess Group __ Series Finance Charge Collections to be included in Reallocated Series Finance Charge Collections pursuant to subsection (c) hereof; PROVIDED, HOWEVER, that if the amount of Group __ Series Finance Charge Collections for such Distribution Date is less than the sum of (v) any amounts payable to the Servicer in reimbursement of servicer advances for Group __ Series, (w) Group __ Series Monthly Interest, (x) Group __ Series Default Amount, (y) Group __ Series Monthly Fees and (z) Group
__ Series Additional Amounts, then Reallocated Series Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

       (A) the product of (I) Group __ Series Finance Charge Collections (up to the amount of Group __ Series Servicer Advances) and (II) a fraction, the numerator of which is the amounts owed to the Servicer in respect of Servicer Advances pursuant to Section 4.05(a)(i) hereof and the denominator of which is the Group __ Series Servicer Advances;

       (B) the product of (I) Group __ Series Finance Charge Collections less the amount of Group __ Series Servicer Advances (up to the amount of Group __ Series Monthly Interest) and (II) a fraction, the numerator of which is Series 200_-___ Monthly Interest and the denominator of which is Group __ Series Monthly Interest;

       (C) the product of (I) Group __ Series Finance Charge Collections less the amount of Group __ Series Servicer Advances and Group __ Series Monthly Interest (such amount not less than zero) (up to the Group __ Series Default Amount) and (II) a fraction, the numerator of which is the Series Default Amount and the denominator of which is the Group __ Series Default Amount;

       (D) the product of (I) Group __ Series Finance Charge Collections less the sum of (i) Group __ Series Servicer Advances, (ii) Group __ Series Monthly Interest and (iii) the Group __ Series Default Amount (such amount not less than zero) (up to Group __ Series Monthly Fees) and (II) a fraction, the numerator of which is Series 200_-___ Monthly Fees and the denominator of which is Group __ Series Monthly Fees; and

       (E) the product of (I) Group __ Series Finance Charge Collections less the sum of (i) Group __ Series Servicer Advances, (ii) Group __ Series Monthly Interest, (iii) the Group __ Series Default Amount and (iv) Group __ Series Monthly Fees (such amount not less than zero) and (II) a fraction, the numerator of which is Series 200_-___ Additional Amounts and the denominator of which is Group __ Series Additional Amounts.

       (c) If the amount of Group __ Series Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group __ Series Servicer Advances, (ii) Group __ Series Monthly Interest, (iii) Group __ Series Default Amount, (iv) Group __ Series Monthly Fees and (v) Group __ Series Additional Amounts, then Reallocated Series Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Allocation Amount as of the last day of the second preceding Monthly Period and the denominator of which is the sum of such Allocation Amount and the aggregate allocation amounts for all other Series included in Group __ as of such last day.

       Section 4.10. SHARED PRINCIPAL COLLECTIONS. Subject to Section 4.02 of the Transfer and Servicing Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 200_-___ in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 200_-___ Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Series 200_-___ Principal Shortfall" will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero; PROVIDED, that if such Distribution Date is an Optional Redemption Date, the Series 200_-___ Shortfall shall be an amount determined by the Issuer not to exceed the related Optional Redemption Amount, (b) for any Distribution Date with respect to the Limited Redemption Period, the excess, if any, of the Limited Redemption Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to the Controlled Redemption Period or the Early Redemption Period, the excess, if any, of the Allocation Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

       Section 4.11. SPREAD ACCOUNT.

       (a) The Servicer shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Class A Noteholders, an Eligible Deposit Account (the "SPREAD ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders. The Spread Account shall initially be established with the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class A Noteholders. If at any time the Spread Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Administrative Agent shall consent) establish a new Spread Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date prior to the termination of the Spread Account make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.05(a)(viii).

       (b) Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon, except with respect to investments on which the institution acting as the Indenture Trustee is an obligor. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Indenture Trustee shall hold such Eligible Investments as provided in Section 6.15 of the Indenture. No such Eligible Investment shall be disposed of prior to its maturity; PROVIDED, HOWEVER, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be retained in the Spread Account (to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series 200_-___. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

       (c) In the event that for any Distribution Date (x) the sum of the amounts required pursuant to subsections 4.05(a)(i) through (vii) exceeds (y) the amount of Reallocated Series Finance Charge Collections and Excess Finance Charge Collections allocated to Series 200_-___ (any such excess, the "SPREAD ACCOUNT DRAW AMOUNT"), the Spread Account Draw Amount, up to the Available Spread Account Amount, shall be withdrawn from the Spread Account on the related Transfer Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer), deposited into the Collection Account and included in Available Funds for such Distribution Date. Notwithstanding anything else to the contrary in this SECTION 4.11, if an Event of Default shall have occurred with respect to Series 200_-___ and the maturity of the Series 200_-___ Notes shall have been accelerated under Section 5.03 of the Indenture, any amounts remaining on deposit in the Spread Account shall be applied to pay interest and principal on the Class A Notes as provided in Section 5.03 of the Indenture.

       (d) In the event that the Spread Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Spread Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Spread Account, and pay to the Issuer for distribution pursuant to the Trust Agreement, an amount equal to such Spread Account Surplus.

       (e) Upon the earlier to occur of (i) the day on which the outstanding principal balance of the Class A Notes and all other accrued and unpaid amounts owing to the Class A Noteholders pursuant to the Note Purchase Agreement are paid in full to the Class A Noteholders and (ii) the termination of the Issuer pursuant to the Trust Agreement, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Noteholders which are payable from the Spread Account as provided herein, shall withdraw from the Spread Account and pay to the Issuer (or, if the Issuer has been terminated, the Transferor) for application pursuant to the Trust Agreement all amounts, if any, on deposit in the Spread Account and the Spread Account shall be deemed to have terminated for purposes of this Supplement.

       Section 4.12. PRINCIPAL AMOUNT INCREASES.

       (a) The Class A Noteholders agree, by acceptance of the Class A Notes, that the Issuer may from time to time, prior to the commencement of the Controlled Redemption Period or the Early Redemption Period, request upon one Business Day prior irrevocable written notice to each of the Indenture Trustee, the Servicer and the Class A Noteholders substantially in the form of EXHIBIT A to the Note Purchase Agreement that the Class A Noteholders fund increases in the outstanding principal balance of the Class A Notes in the specified amounts (each such amount, a "CLASS A NOTE PRINCIPAL BALANCE INCREASE"); PROVIDED, HOWEVER, that any applicable conditions set forth in Section 2.2 of the Note Purchase Agreement shall have been satisfied or waived as provided therein. The Class A Noteholders shall fund such increase, upon payment, in same day funds, to the Issuer of the amount of such Class A Note Principal Balance Increase, in accordance with the payment instructions specified in the notice delivered with respect to such Class A Note Principal Balance Increase.

       (b) The Class B Noteholders agree, by acceptance of the Class B Notes, that the Issuer may from time to time, prior to the commencement of the Controlled Redemption Period or the Early Redemption Period, request upon one Business Day prior written notice to each of the Indenture Trustee, the Servicer and the Class B Noteholders substantially in the form of EXHIBIT D that the Class B Noteholders fund increases in the outstanding principal balance of the Class B Notes (each such amount, a "CLASS B NOTE PRINCIPAL BALANCE INCREASE"); PROVIDED, HOWEVER, that (i) after giving effect to such Class B Note Principal Balance Increase, the Transferor Amount shall not be less than the Required Transferor Amount and (ii) after giving effect to such Class B Note Principal Balance Increase, (a) the product of the Transferor Amount and the Series 200_-___ Allocation Percentage shall not be less than (b) the Series Required Transferor Amount. The Class B Noteholders shall fund such increase through a reduction of the Transferor Amount by the amount of such Class B Note Principal Balance Increase.

       (c) The Issuer may on any Business Day permanently reduce the Facility Limit if the following conditions are met: (i) after giving effect to such reduction, the Facility Limit would be not less than the Class A Note Principal Balance on the date of such reduction (after giving effect to any increase pursuant to subsection 4.12(a) on or prior to the date of such reduction of the Facility Limit) and (ii) the aggregate Commitments (as defined in the Note Purchase Agreement) is reduced by the same amount on such date. In order to effect the reduction of the Facility Limit pursuant to this subsection 4.12(c), the Issuer shall deliver to the Servicer, the Indenture Trustee and the Administrative Agent at least five Business Days prior to such reduction a written notice executed by an Authorized Officer of the Issuer specifying the decrease in the Facility Limit, the date on which such decrease is to become effective and the Class A Note Principal Balance on such date. The Administrative Agent shall, subject to the provisions of the Note Purchase Agreement, take all actions necessary to reduce the Commitments to an amount that will permit the specified reduction of the Facility Limit. Upon the date specified in such notice, if the conditions set forth in this subsection 4.12(c) have been met, the Facility Limit shall be reduced by the amount specified in such notice.

       (d) No decrease in the outstanding principal balance of the Class A Notes pursuant to Section 4.03 shall limit the ability of the Issuer to increase the outstanding principal balance of the Class A Notes pursuant to subsection 4.12(a).

                                    ARTICLE V

                          Distributions and Reports to
                           SERIES 200_-___ NOTEHOLDERS

       Section 5.01. DISTRIBUTIONS.

       (a) On each Distribution Date, the Paying Agent, in accordance with the statement delivered pursuant to Section 5.02(a)(i), shall distribute to each Class A Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay the Class A Monthly Interest, any principal payable to and other amounts due to the Class A Notes pursuant to this Supplement.

       (b) On each Special Payment Date, the Paying Agent, in accordance with the statement delivered pursuant to Section 5.02(a)(i), shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class A Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Note Principal Balance on such date.

       (c) On each Distribution Date, the Paying Agent, in accordance with the statement delivered pursuant to Section 5.02(a)(i), shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Supplement.

       (d) On each Special Payment Date, the Paying Agent, in accordance with the statement delivered pursuant to Section 5.02(a)(i), shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Note Principal Balance on such date.

       (e) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06 and 8.01 of the Transfer and Servicing Agreement and Section 5.05 of the Indenture and Section 8.01 of this Supplement.

       (f) Except as provided in Section 10.02 of the Indenture with respect to a final distribution, distributions to Series 200_-___ Noteholders hereunder shall be made by wire transfer of same day funds to the account that has been designated by the applicable Noteholders not less than ten Business Days prior to such Distribution Date.

       Section 5.02. REPORTS AND STATEMENTS TO SERIES 200_-___ NOTEHOLDERS.

       (a) Not later than each Determination Date, the Servicer shall deliver to the Indenture Trustee, the Paying Agent and the Administrative Agent (i) a statement substantially in the form of Exhibit C prepared by the Servicer and
(ii) a certificate of a Servicing Officer substantially in the form attached thereto.

       (b) A copy of each statement or certificate provided pursuant to paragraph (a) may be obtained by any Series 200_-___ Noteholder or any beneficial owner thereof by a request in writing to the Servicer.

       (c) On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 200_-___ Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 200_-___ Noteholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 200_-___ Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

                             EARLY REDEMPTION EVENTS

       Section 6.01. EARLY REDEMPTION EVENTS. If any one of the following events shall occur with respect to the Series 200_-___ Notes:

       (a) (i) failure on the part of the Transferor or the Issuer to make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Indenture or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure on the part of the Transferor duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement or the CFC Receivables Purchase Agreement, or failure on the part of the Issuer duly to observe or perform any other covenants of the Issuer set forth in the Indenture or this Supplement, which failure has a material adverse effect on the Series 200_-___ Noteholders and which continues unremedied for a period of 10 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor and the Issuer by the Indenture Trustee, or to the Transferor, the Issuer and the Indenture Trustee by the Administrative Agent or any Holder of a Class A Note;

       (b) any representation or warranty made by (i) the Transferor in the Transfer and Servicing Agreement or (ii) the Issuer in the Indenture, or this Supplement shall prove to have been incorrect when made or when delivered, which continues to be incorrect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor and the Issuer by the Indenture Trustee, or to the Transferor, the Issuer and the Indenture Trustee by any Holder of the Series 200_-___ Notes, and as a result of which the interests of the Series 200_-___ Noteholders are materially and adversely affected for such period; PROVIDED, HOWEVER, that an Early Redemption Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

       (c) any Servicer Default shall occur as a result of which the interests of the Series 200_-___ Noteholders are materially and adversely affected (provided that a Servicer Default under subsection 8.01(d) of the Transfer and Servicing Agreement is hereby deemed to materially and adversely affect the Series 200_-___ Noteholders, and, notwithstanding subsection 8.01(d) of the Transfer and Servicing Agreement, shall not be subject to any grace period);

       (d) on any date of determination, (i) the Class B Note Principal Balance MINUS the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and Reallocated Principal Collections that under
Section 4.07 were used to fund the Class A Required Amount on all prior Distribution Dates OVER such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to Section 4.05(a)(vi) prior to such date is less than (ii) the Required Subordinate Amount and such deficiency continues for a period of two Business Days after such date of determination;

       (e) on any date of determination, the Transferor Amount is less than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such date of determination) and which shortfall continues unremedied for a period of five days after the date of such determination;

       (f) the average Net Yield for any two consecutive Monthly Periods is reduced to a rate which is less than ___%;

       (g) the average Delinquency Ratio for any two consecutive Monthly Periods exceeds ___%;

       (h) the date on which a Program Support Provider (as defined in the Note Purchase Agreement) shall have given notice that an event of default has occurred and is continuing under their respective agreements with the Purchaser (as defined in the Note Purchase Agreement);

       (i) for so long as the Affinity Card Agreement is in effect, the Letter of Credit (as such term is defined in the Affinity Card Agreement) maintained by CompuCredit in favor of Columbus Bank pursuant to Section 3.3 of the Affinity Card Agreement shall be terminated, revoked, reduced or drawn on (unless such termination, revocation, reduction or drawing is with the consent of Columbus Bank) and such termination, revocation or reduction has not been remedied within five days and, in the case of a drawing, such drawing is not reimbursed within five days;

       (j) default in the payment at stated maturity of any indebtedness of CompuCredit or any direct affiliate thereof having an outstanding principal amount greater than $_____________ and such default remains unremedied for a period of 30 days beyond any applicable grace period;

       (k) the change in control of CompuCredit or the Transferor subject to Sections 5.02 and 6.02 of the Transfer and Servicing Agreement;

       (l) the Indenture Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in such of the Receivables as shall constitute part of the Trust Estate;

       (m) any material adverse change in the operations of the Issuer, the Transferor, the Servicer or Columbus Bank, or any other event, which materially affects the Issuer's, the Transferor's, the Servicer's, Columbus Bank's ability to either collect upon the Receivables or the Issuer's, the Transferor's, the Servicer's or Columbus Bank's ability to perform thereunder, which has a material adverse effect on the Class A Noteholders;

       (n) if, on any date, the product of (i) the Floating Allocation Percentage (determined, for this purpose only, by using a numerator equal to the Class A Note Principal Balance, or Class A Initial Note Principal Balance, as applicable, in lieu of the Allocation Amount or Initial Note Principal Balance, as applicable), (ii) the Series 200_-___ Allocation Percentage and (iii) the sum of the Special Funding Amount, the amount on deposit in the Collection Account in respect of Collections of Principal Receivables and the total amount of Principal Receivables on such date, is less than the Class A Note Principal Balance on such date; and

       (o) without limiting any of the foregoing, the occurrence of an Event of Default with respect to Series 200_-___ and acceleration of the maturity of the Series 200_-___ Notes in accordance with Section 5.03 of the Indenture;

then, in the case of any event described in subparagraph (b) or (c), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Class A Notes evidencing more than 50% of the Class A Note Principal Balance, by notice then given in writing to the Issuer, the Servicer and the Indenture Trustee may declare that an Early Redemption Event has occurred with respect to Series 200_-___ as of the date of such notice, and, in the case of any event described in subparagraph (a), (d),
(e), (f), (g), (h), (i), (j), (k), (l), (m), (n) or (o), an Early Redemption
Event shall occur with respect to Series 200_-___ without any notice or other action on the part of the Indenture Trustee or the Series 200_-___ Noteholders immediately upon the occurrence of such event, unless such Early Redemption Event is waived by the Holders of Class A Notes evidencing more than 50% of the Class A Note Principal Balance, by notice given in writing to the Indenture Trustee, the Issuer and the Servicer.

                                   ARTICLE VII

                     OPTIONAL REDEMPTION; SERIES TERMINATION

       Section 7.01. OPTIONAL REDEMPTION.

       (a) On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the highest Note Principal Balance at any time on or after the Closing Date, the Issuer shall have the option to redeem the Series 200_-___ Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

       (b) The Issuer shall give the Servicer and the Indenture Trustee at least 30 days prior written notice of the date on which the Issuer intends to exercise such redemption option. The Issuer shall deposit the Redemption Amount into the Collection Account in same day funds and the Issuer shall initiate such deposit prior to 10:00 a.m. New York City time on such day. Such redemption option is subject to payment in full of the Redemption Amount. Following the deposit of the Redemption Amount into the Collection Amount in accordance with the foregoing, the Allocation Amount for Series 200_-___ shall be reduced to zero and the Series 200_-___ Noteholders shall have no further interest in the Trust Estate. The Redemption Amount shall be distributed as set forth in subsection 8.01(b).

       Section 7.02. STATED MATURITY DATE.

       On the Stated Maturity Date, the right of the Series 200_-___ Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture and Section 8.01 of this Supplement.

                                  ARTICLE VIII

            REDEMPTION OF SERIES 200_-___ NOTES; FINAL DISTRIBUTIONS

       Section 8.01. SALE OF RECEIVABLES OR REDEMPTION OF THE NOTES PURSUANT TO
SECTION 2.06 OR 8.01 OF THE TRANSFER AND SERVICING AGREEMENT AND SECTIONS 5.05 AND 5.17 OF THE INDENTURE AND SECTION 7.01 OF THIS SUPPLEMENT.

       (a)    (1)    The amount to be paid by the Transferor with respect to
Series 200_-___ in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement shall equal the Redemption Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

       (i) The amount to be paid by the Transferor with respect to Series 200_-___ in connection with any purchase of Notes, pursuant to the exercise of a right of first refusal contained in Section 8.01(d) of the Transfer and Servicing Agreement shall be an amount equal to the Redemption Amount for the Distribution Date of any such purchase.

       (b) With respect to the Redemption Amount deposited into the Collection Account pursuant to Section 7.01 or any amounts allocable to the Series 200_-___ Notes deposited into the Collection Account pursuant to Sections
5.05 and 5.17 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 2:30 p.m., New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in same day funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date and (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date and (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders.

       (c) Notwithstanding anything to the contrary in this Supplement or the Indenture, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 200_-___ Noteholders shall be deemed distributed in full to the Series 200_-___ Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and the Series 200_-___ Notes shall be deemed to be no longer Outstanding as such term is defined in Section 1.01 of the Indenture.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

       Section 9.01. RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

       Section 9.02. COUNTERPARTS. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

       Section 9.03. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

       Section 9.04. TAX MATTERS.

       (a) Notwithstanding anything to the contrary herein, each of the Paying Agent, Servicer or Indenture Trustee shall be entitled to withhold any amount that it determines in its sole discretion is required to be withheld pursuant to Section 1446 of the Code and such amount shall be deemed to have been paid for all purposes of the Indenture.

       (b) Each of the Series 200_-___ Noteholders agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Servicer and the Indenture Trustee (i) if such Series 200_-___ Noteholder is incorporated or organized under the laws of a jurisdiction outside the United States, two duly completed copies of the United States Internal Revenue Service Form W-8ECI or, if the Transferor in its sole discretion consents, Form W-8BEN claiming treaty benefits, or in either case successor applicable or required forms, (ii) if required by the Transferor, a duly completed copy of United States Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Series 200_-___ Noteholder agrees to provide to the Servicer and Indenture Trustee, like additional subsequent duly completed forms (subject to like consent) satisfactory to the Servicer and Indenture Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or Indenture Trustee. Each Series 200_-___ Noteholder certifies, represents and warrants that as of the date of this Agreement, or in the case of a Series 200_-___ Noteholder which is an assignee as of the date of such Note Assignment, that it is entitled (x) to receive payments under this Supplement without deduction or withholding (other than pursuant to Section 1446 of the Code, if applicable) of any United States federal income taxes and (y) to an exemption from United States backup withholding tax. Each Series 200_-___ Noteholder represents and warrants that it shall pay any taxes imposed on such Series 200_-___ Noteholder attributable to its interest in the Series 200_-___ Notes.

       (c)    Each Series 200_-___ Noteholder agrees with the Transferor that:
(a) such Series 200_-___ Noteholder will deliver to the Transferor on or before the Closing Date or the effective date of any participation or Note Assignment a letter in the form annexed hereto as Exhibit E (an "INVESTMENT LETTER"), executed by such assignee Series 200_-___ Noteholder, in the case of a Note Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Series 200_-___ Noteholder or Participant of a portion of an interest relating to the Series 200_-___ Note and (b) all of the statements made by such Series 200_-___ Noteholder in its Investment Letter shall be true and correct as of the date made.

       (d) Each Series 200_-___ Noteholder, by its holding of an interest in the Series 200_-___ Notes, hereby severally represents, warrants and covenants, and each Series 200_-___ Noteholder that acquires an interest in the Series 200_-___ Notes by Note Assignment shall be deemed to have severally represented, warranted and covenanted upon such Note Assignment that: (i) such Series 200_-___ Noteholder has not acquired and shall not sell, trade or transfer any interest in the Series 200_-___ Notes, nor cause any interest in the Series 200_-___ Notes to be marketed, on or through either (A) an "established securities market (or the substantial equivalent thereof)" within the meaning of
Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Series 200_-___ Notes are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Series 200_-___ Notes and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others), and (ii) unless the Transferor consents otherwise, such Series 200_-___ Noteholder (A) is properly classified as, and shall remain classified as, a "corporation" as described in Section 7701(a)(3) of the Code and (B) is not, and shall not become, an "S corporation" as described in Section 1361 of the Code. Each Series 200_-___ Noteholder represents, warrants and covenants that it shall (A) cause each of its Participants otherwise permitted hereunder to make representations, warranties and covenants similar to the foregoing for the benefit of the Transferor and the Issuer at the time such Participant becomes a Participant and
(B) forward a copy of such representations, warranties and covenants to the Indenture Trustee. In the event of any breach of the representation, warranty and covenant of a Series 200_-___ Noteholder or its Participant that such Series 200_-___ Noteholder or participant shall remain classified as a corporation other than an S corporation, such Series 200_-___ Noteholder shall notify the Transferor promptly upon such Series 200_-___ Noteholder's becoming aware of such breach, and thereupon the Series 200_-___ Noteholder hereby agrees to use reasonable efforts to procure a replacement investor which is acceptable to the Transferor not so affected to replace such affected Series 200_-___ Noteholder. In any such event, the Transferor shall also have the right to procure a replacement investor. Each affected Series 200_-___ Noteholder hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Series 200_-___ Noteholder which has a Participant which has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation hereby agrees (without limiting the right of the Transferor to procure a replacement investor for such Series 200_-___ Noteholder as provided above in this paragraph) to notify the Transferor of such breach promptly upon such Series 200_-___ Noteholder's becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is acceptable to the Transferor to replace any such Participant.

       (e) Subject to the provisions of subsection (g), each Series 200_-___ Noteholder may at any time sell, assign or otherwise transfer, to the extent of such Series 200_-___ Noteholder's interest in the Series 200_-___ Notes (each, a "NOTE ASSIGNMENT"), to any Person to which the Transferor may consent, which consent shall not be unreasonably withheld (it being understood that such consent shall be considered to be withheld reasonably on the basis that following such proposed Note Assignment the number of Private Holders would exceed 80 or the Issuer would otherwise be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code), all or part of its interest in the Series 200_-___ Notes; PROVIDED, HOWEVER, that any Note Assignment shall be void unless (i) the minimum amount of such Note Assignment shall be $5,000,000, (ii) such assignee Series 200_-___ Noteholder shall comply with this Section 9.04 and shall have delivered to the Indenture Trustee, prior to the effectiveness of such Note Assignment, a copy of an agreement under which such assignee Series 200_-___ Noteholder has made the representations, warranties and covenants required to be made pursuant to this
Section 9.04, (iii) following the Note Assignment there would be no more than four Series 200_-___ Noteholders and Participants, and (iv) such proposed assignee shall provide the forms described in clauses (i), (ii) and
(iii) of subsection 9.04(b) (subject to the Transferor's consent, as applicable and as set forth therein) in the manner described therein. In connection with any Note Assignment, the assignor Series 200_-___ Noteholder shall request in writing to the Indenture Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor (the Transferor shall respond to any such request within ten Business Days after its receipt and the Transferor will not unreasonably withhold such consent) it being understood that the obtaining of such consent is a condition to the effectiveness of the Note Assignment. Each assignee Series 200_-___ Noteholder is subject to the terms and conditions of subsection 9.04(b) on an ongoing basis and hereby makes the certifications, representations and warranties contained therein.

       (f) Subject to the provisions of subsection (g), any Series 200_-___ Noteholder may at any time grant a participation in all or part (but not less than $5,000,000) of its interest in Series 200_-___ Notes to any Person to which the Transferor may consent, which consent shall not be unreasonably withheld (it being understood that such consent shall be considered to be withheld reasonably on the basis that following such proposed participation the number of Private Holders would exceed 80 or the Issuer would otherwise be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code) (each such Person, a "PARTICIPANT"); PROVIDED, HOWEVER, that such participation shall be void, unless (i) such Participant complies with the applicable provisions of this Section 9.04, (ii) following the participation there would be no more than four Series 200_-___ Noteholders and Participants and (iii) such Series 200_-___ Noteholder delivers to the Indenture Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to this Section. In connection with the granting of any such participation to any Person, the granting Series 200_-___ Noteholder shall provide a written request to the Indenture Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor to the granting of the specified interest to any identified prospective Participant. The Transferor shall respond to any such request within ten Business Days after its receipt, it being understood that the obtaining of such consent is a condition to the effectiveness of a participation. Each Series 200_-___ Noteholder hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Series 200_-___ Noteholder's direct obligations hereunder and that the Transferor shall have no obligation to have any communication or relationship whatsoever with any Participant of such Series 200_-___ Noteholder in order to enforce the obligations of such Series 200_-___ Noteholder hereunder. Each Series 200_-___ Noteholder shall promptly notify the Indenture Trustee (which shall promptly notify the Transferor) in writing of the identity and interest of each Participant upon any such disposition. As a condition of granting any participation, the Series 200_-___ Noteholder hereby agrees to deliver to the Transferor a certification of the proposed Participant pursuant to which the Participant certifies, represents and warrants that (i) such Participant is entitled to (x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax,
(ii) prior to the date on which the first interest payment is due to the Participant, such Series 200_-___ Noteholder will provide to the Servicer and Indenture Trustee, the forms described in clauses (i), (ii) and (iii) of subsection 9.04(b) (subject to the Transferor's consent, as applicable and as set forth therein) as though the

Participant were a Series 200_-___ Noteholder, (iii) such Series 200_-___ Noteholder similarly will provide subsequent forms as described in subsection 9.04(b) with respect to such Participant as though it were a Series 200_-___ Noteholder, and (iv) such Participant will pay any taxes imposed on its participation interest in the Series 200_-___ Notes.

       (g) Except (i) as provided in subsections (e) and (f) above and (ii) in connection with any pledge to any Federal Reserve Bank to secure any obligation of a Series 200_-___ Noteholder, no Series 200_-___ Noteholder may transfer, assign, exchange or otherwise convey or pledge, hypothecate, or otherwise grant a security interest in a Series 200_-___ Note and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.

       Section 9.05. ADDITIONAL PROVISIONS REGARDING AGREEMENT. Promptly after the execution of any supplemental indenture or consent pursuant to Section 9.01 of the Indenture (other than an amendment pursuant to subsection 9.01(a)), the Indenture Trustee shall furnish notification of the form of such amendment to the Administrative Agent and the consent of the Administrative Agent shall be necessary to approve the particular form of any proposed amendment.

       Section 9.06. ADDITIONAL PROVISIONS REGARDING THE SERVICER.

       (a) NO EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise expressly permitted by the Transfer and Servicing Agreement, the Indenture and the Credit Card Guidelines, the Servicer will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Account related thereto. The Servicer further covenants that, except as otherwise required by any Requirement of Law, it shall not reduce the periodic finance charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the reasonable expectation of the Net Yield as of such date would be less than 2.00% or has a material adverse effect on the Series 200_-___ Noteholders and unless (a) such reduction is made applicable to the comparable segment of the consumer revolving credit accounts owned or serviced by the Servicer that have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change or (b) if it does not own such a comparable segment, it will not make any such change with the intent to materially benefit the Transferor or itself over the Series 200_-___ Noteholders.

       (b) Furnishing of Information and Inspection of Records. (2) The Servicer will furnish to the Transferor and the Issuer from time to time such information with respect to the Receivables as the Transferor and the Issuer may reasonably request, including, without limitation, listings identifying the Obligor and the outstanding Principal Balance for each Receivable.

       (i) The Servicer will at any time and from time to time during regular business hours permit the Transferor, the Issuer or either of their agents, designees, or representatives, (a) to examine and make copies of and take abstracts from all Records and (b) to visit the offices and properties of the Servicer for the purpose of examining such Records, and to discuss matters relating to Receivables or the Servicer's performance under the Indenture with any of the officers, directors, employees or independent public accountants of the Servicer having knowledge of such matters.

       (c) Keeping of Records and Books of Account. The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof, and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will give the Transferor and the Issuer notice of any material change in the administrative and operating procedures of the Servicer referred to in the previous sentence.

       Section 9.07. NOTICES. The Indenture Trustee shall give notice to the Administrative Agent of any proposed change or amendment to either the Affinity Card Agreement or the Facilities Management Services Agreement with respect to which the Indenture Trustee's consent is sought pursuant to the Indenture.

       Section 9.08. TRANSFER OF CLASS B NOTES. Any transfer of the Class B Notes shall be subject to delivery to the Indenture Trustee of a Tax Opinion with respect to such transfer.

       Section 9.09. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust, FSB, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, FSB but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust, FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or the other Transaction Documents (as defined in the Note Purchase Agreement) to which the Issuer is a party.

       IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                     COMPUCREDIT CREDIT CARD MASTER NOTE
                                      BUSINESS TRUST, II
                                     Issuer

                                     By:  ______________________________
                                            not in its individual capacity, but
                                            solely as Owner Trustee



                                     By:    ______________________________
                                            Name:
                                            Title:


                                     THE BANK OF NEW YORK
                                     Indenture Trustee

                                     By:    _____________________________
                                            Name:
                                            Title:




                                     COMPUCREDIT CORPORATION,
                                     Servicer

                                     By:    _____________________________
                                            Name:     Ashley L. Johnson
                                            Title:       Treasurer


s